CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE STITCH FIX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO STITCH FIX, INC. IF PUBLICLY DISCLOSED.
Exhibit 10.1

AMENDMENT THREE TO THE Logistics Services Agreement

This AMENDMENT THREE TO THE Logistics Services Agreement (the “Amendment”) dated as of April 9, 2020 (“Amendment Date”) is by and between Stitch Fix, Inc. (“Client”) and Geodis Logistics LLC (“GEODIS,” collectively with Client, the “Parties”).

RECITALS:
A. The Parties executed that certain Logistics Services Agreement dated April 24, 2014 (the “Agreement”), wherein GEODIS provides, in part, warehousing services to Client at a certain warehouse facility located at 1631 Opus Drive, Plainfield, IN, 46168 (the “Warehouse”); and
B. The Parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows with respect to services at the Warehouse:

1.Effective May 1, 2020, Client shall assume all responsibility for the Warehouse lease as the lessee of the Warehouse facility. The Term of the Agreement shall be extended through October 31, 2020 (“Extended Term”) and GEODIS shall provide only labor services during the Extended Term. Additionally, the following specifically included provisions and numbered subsections of the Agreement shall be deleted and replaced with the below:

2. SERVICES

        A. GEODIS Services

GEODIS shall provide the personnel (the “Resources”) necessary for the performance of the logistics, fulfillment, distribution, and such other services, functions, and solutions as are outlined in Exhibit A, reasonably deemed necessary by CLIENT for its business or otherwise required under this Agreement (the “Services”), for handling CLIENT’s Products. GEODIS will run its operations on behalf of CLIENT using the CLIENT’s existing IT systems and processes, for which CLIENT will handle the installation and provide necessary equipment (collectively, such systems and equipment, the “Client Equipment”). GEODIS shall perform all work exercising reasonable care for the receipt, handling, storage, segregation, order picking, marking for shipment and shipment of CLIENT’s Products will all be in accordance with this Agreement. GEODIS shall (a) keep and maintain, using reasonable care, all facilities and equipment used in performing its Services hereunder, in a clean, proper, and safe operating condition, (c) maintain the warehouse in a neat and presentable conditions, and (b) train and supervise its employees in the performance of their work on CLIENT’s behalf in an efficient, safe and legal manner.

        E. General Standard of Performance

All Services (other than those which have expressly defined key performance indicators in Exhibit F) must be performed with at least the same degree of accuracy, completeness, efficiency, quality, and timeliness as are provided by well-managed suppliers providing services similar to these. CLIENT recognizes that the Landlord of the Facility has responsibility for maintenance of the roof structure and membrane under its lease with CLIENT and is responsible for all maintenance and repairs of the same. CLIENT will be responsible for enforcing Landlord’s compliance with its obligations under the lease.

        F. Representations and Warranties

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE STITCH FIX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO STITCH FIX, INC. IF PUBLICLY DISCLOSED.
GEODIS represents and warrants that (i) it has the full and unrestricted right, power and authority to enter into this Agreement and to perform its obligation and provide the Services described in this Agreement in accordance with the terms of this Agreement; (ii) the performance of its obligations hereunder do not and will not violate (a) any applicable law or regulation, (b) agreement, obligation or understanding (whether oral or written) to which it is a party, or (c) any third party’s property rights; and (iii) it will provide the Services in a good and workmanlike manner. CLIENT represents and warrants that (i) it has the full and unrestricted right, power and authority to enter into this Agreement and to perform its obligation and provide the facilities and resources described in this Agreement in accordance with the terms of this Agreement and (ii) the performance of its obligations hereunder do not and will not violate (a) any applicable law or regulation, (b) agreement, obligation or understanding (whether oral or written) to which it is a party, or (c) any third party’s property rights.

3. INVENTORY AND STORAGE

A. Tender for Storage

         (2) GEODIS is not a guarantor of the condition of the Products under any circumstances, including but not limited to hidden, concealed or latent defects in the Products. Concealed shortages, damage or tampering will not be the responsibility of GEODIS, nor will GEODIS be liable for loss or damage to the extent caused by any act or omission of CLIENT, CLIENT’s contractors, a public authority or the inherent vice or nature of the Products. GEODIS shall be liable for damages of goods caused by a breach of the Agreement, negligence, willful misconduct, or shrinkage in excess of [ * ] as provided in Section 9E. Notwithstanding anything contained herein to the contrary, all Products are warehoused at CLIENT’s risk or loss, and GEODIS assumes no responsibility for leakage from packages, variations in weights, shrinkage in weights, odor, rot taint or other inherent qualities of merchandise, whether occurring while Products are in storage, being handled or for failure to detect or remedy the same. GEODIS assumes no responsibility for losses arising from sprinkler leakage, fire, smoke, or any other cause beyond the control of GEODIS in the exercise of its duty of care as set forth above in Section 2A. CLIENT recognizes that responsibility for items related to any sprinkler leakage, not caused by GEODIS, is the responsibility of the Landlord under its lease with CLIENT. CLIENT will be responsible for enforcing Landlord’s compliance with its obligations under the lease.

4. INDEPENDENT CONTRACTOR

In the performance of the services hereunder, GEODIS shall act as an independent contractor and the employees of GEODIS and its subcontractors, if applicable, performing services hereunder shall not be deemed to be employees of CLIENT, and CLIENT shall not be responsible for their acts or omissions. GEODIS shall have no obligation to hire any potential employee or contractor recommended by CLIENT. If any former CLIENT employee shall be hired by GEODIS, such employee shall start work as a new employee and receive no credit for prior service with CLIENT. In the event CLIENT is dissatisfied with the performance of a GEODIS employee or subcontractor, GEODIS will agree to remove or transfer any GEODIS employee from CLIENT's account upon request. [Remainder of this provision is intentionally omitted]

8. TRANSFER, GROWTH, AND REMOVAL OF GOODS

A. Transfer

[Intentionally Omitted]

B. Additional Space Needed

[Intentionally Omitted]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE STITCH FIX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO STITCH FIX, INC. IF PUBLICLY DISCLOSED.
9. INDEMNIFICATION AND INSURANCE

        E. Limitations on Liability

         (1) GEODIS shall not be liable for any loss or injury to Products stored, however caused, unless such loss or injury resulted from: (a) GEODIS’ breach of the Agreement, (b) GEODIS’ negligence or willful misconduct, and/or (c) shrinkage in excess of [ * ] as provided in Section 10(E)(4) below.

15. DAMAGE TO OR DESTRUCTION OF WAREHOUSE

[Intentionally Omitted]

16. WAREHOUSE FACILITY

CLIENT’s activities in operating and maintaining the Warehouse shall at all times be consistent with the terms of the lease for the Warehouse. CLIENT shall be the custodian of the Warehouse during the Term of this Agreement. As custodian, CLIENT agrees to take measures reasonably necessary to safeguard the Warehouse.

17. USE OF WAREHOUSE FACILITY

GEODIS agrees that it will not use the Warehouse for any purpose other than the performance for CLIENT of the Services provided for herein. The Parties agree that CLIENT and GEODIS shall have shared dominion and control of the Warehouse, including the right to prohibit persons not in the employ of GEODIS or in the employ of CLIENT from entering the premises.

2.The term “Warehouse” as used in the Agreement is hereby modified to include the following additional facility: 3124 Plainfield Rd., Indianapolis, IN 46231.

3.Except for any remaining unamortized amounts, which GEODIS shall bill to CLIENT upon expiration or termination of the Agreement, and effective as of May 1, 2020, all rates for storage and facility requirements shall be removed from Exhibit B –Operational Expenses. All other open book billing rates shall remain unchanged. Any and all costs which GEODIS has incurred to restore the Warehouse facility in anticipation of expiration of the lease between GEODIS and the Landlord shall be billed by GEODIS to CLIENT.

4.Any capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as provided herein, the Agreement shall remain unchanged and in full force and effect in accordance with its terms. For the sake of clarity, that means that any terms of the Agreement not included as modified above in section 1, including unmodified numbered subsections of modified provisions, are unchanged and remain in effect. It is specifically understood and agreed that the foregoing shall not be deemed to be a waiver or amendment of any other provision of the Agreement or either Party’s rights or remedies under the Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE STITCH FIX, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO STITCH FIX, INC. IF PUBLICLY DISCLOSED.

STITCH FIX, INC.	GEODIS LOGISTICS LLC
Signature: __/s/ Mike Smith_______________ Name: __Mike Smith____________________ Title: ___COO___________________________	Signature: __/s/ Mike Honious_____________ Name: ____Mike Honius_________________ Title: ______Chief Operating Officer________